Financial instruments	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
Financial instruments

10.	Financial instruments

The Company’s financial instruments consist of cash, accounts receivable, accounts payable, interest payable, promissory notes payable, lines of credit from related parties and loan payable to related parties.

a)	Fair value

The fair values of cash, accounts receivable and certain accounts payable approximate their carrying values due to the relatively short periods to maturity of these instruments.

For the purposes of fair value analysis, promissory notes payable to related parties, promissory notes payable to unrelated parties, lines of credit and loans payable to related parties can be separated into two classes of financial liabilities:

i.	Interest-bearing promissory notes, lines of credit and related interest payable, loans payable; and
ii.	Non-interest-bearing promissory notes past due.

The interest-bearing promissory notes payable are all delinquent and have continued to accrue interest at their stated rates. The Company currently does not have the funds to extinguish these debts and will continue to incur interest until such time as the liabilities are extinguished. There is not an active market for delinquent loans for a Company with a similar financial position. Management asserts the carrying values of the promissory notes and related interest payable are a reasonable estimate of fair value, as they represent the Company’s best estimate of their legal obligation for these debts. As there is no observable market for interest rates on similar promissory notes, the fair value was estimated using Level 2 inputs in the fair value hierarchy.

The Company has one non-interest-bearing promissory note payable past due. There is not an active market for default loans not bearing interest nor is there an observable market for lending to companies with a financial position similar to the Company. The Company has recorded imputed interest at a rate of 1% per month over the life of the promissory notes, with a corresponding amount recognized in additional paid-in capital representing the implicit compensation for the use of funds. Management asserts there is not a determinable interest rate for arm’s length borrowings based on the current financial position of the Company and asserts the carrying value is the best estimate of the Company’s legal liability and represents the fair value for the promissory note. This would be considered a Level 2 input in the fair value hierarchy.

b)	Credit risk

The financial instrument that potentially subjects the Company to credit risk consists of cash. The Company only has an immaterial cash balance and is not exposed to significant credit risk.

a)	Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. Market risk comprises two types of risk: interest rate risk and foreign currency risk.

i.	Interest rate risk

To the extent that payments made or received on the Company’s monetary assets and liabilities are affected by changes in the prevailing market interest rates, the Company is exposed to interest rate cash flow risk.

The Company is exposed to interest rate cash flow risk on promissory notes payable of $100,000, which incur a variable interest rate of prime plus 1%. The Company is also exposed to interest rate cash flow risk on loan payable to related parties principal of $3,042,710 (SGD$4,072,000), which incur a variable interest rate of Singapore overnight borrowing rate plus 1%. A hypothetical change of 1% on interest rates would increase or decrease net loss by $31,000.

ii.	Foreign currency risk

The Company incurs certain accounts payable and expenses in Canadian and Singapore dollars and is exposed to fluctuations in changes in exchange rates between the U.S. and Canadian dollars, as well as U.S. and Singapore dollars. As at December 31, 2025, financial assets and liabilities include cash of CAD$826 and SGD$7,154, accounts payable of CAD$40,250 and SGD$23,461, promissory notes payable to related parties principal of SGD$Nil, and loans to related parties principal of SGD$4,072,000 and interest payable of SGD$1,010,719. The Company has not entered into any foreign currency contracts to mitigate risk. The Company’s sensitivity analysis suggests that a change in exchange rate of the US dollar would have the following impact:

•	in the Singapore dollars by 5%, an increase or decrease in net loss by approximately $476,000 in these consolidated financial statements, and
•	in the Canadian dollars by 5%, a nominal amount